FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, S.C. 20549

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 27, 2006

AZZ incorporated

(Exact name of Registrant as specified in its charter)

TEXAS	1-12777	75-0948250
(State or Other Jurisdiction of Incorporation or Organization)	Commission File No.	(I.R.S. Employer Identification Number)

University Center 1, Suite 200

1300 South University Drive

Fort Worth, TX 76107

(Address of principal executive offices, including zip code)

Registrant’s Telephone Number, including Area Code: (817) 810-0095

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

Item 8.01 - Other Events

On August 4, 2005, AZZ incorporated (the “Company”) timely submitted its annual CEO certification to the New York Stock Exchange (“NYSE”) for the fiscal year 2005, indicating its compliance with the NYSE listing standards. However, the Company received notice on September 22, 2006 from the NYSE indicating that it omitted to state in its 2006 Annual Report to Shareholders that the Company has submitted its annual CEO certification to the NYSE, as required by the commentary to Section 303A.12(a) of the NYSE listed Company Manual.

The Company does not believe that the above-referenced omission is material and is curing its non-compliance by filing this Current Report on Form 8-K with the Securities and Exchange Commission. To the extent required, the Company will include this disclosure in future annual reports.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZZ incorporated

DATE: 9/27/2006	By:	/s/ Dana Perry
Dana Perry Senior Vice President Finance Chief Financial Officer